Exhibit 99.1

Informational Meeting Agenda 2008 CEO Report - Anthony Hicks Industry Update - Jerry Larson Next Steps Otter Tail’s Needs - Anthony Strategic Options - Kent Voluntary Capital Call Q&A and Discussion 2/13/2009 1 Made in Minnesota, USA

Otter Tail Ag enterprises, LLC Informational Meeting Renewable Fuels - Ethanol Industry Update Jerry Larson Chairman, Board of Governors 2/13/2009 2 Made in Minnesota, USA

Industry Update Agenda Economic Crisis Renewable Fuels Ethanol Summary 2/13/2009 3 Made in Minnesota, USA

JS&A Risk Management Services Market Synchronization Feb, 2008 Jan, 2009 4 Made in Minnesota, USA

Renewable Fuels Renewable Fuels Standard (RFS) annual goals: 2008 - 9.0 billion gallons / year (bgy), 2009 - 11.1 bgy, 2010 - 12.95 bgy Enforced through Renewable Information Numbers (RINs) VEETC thru 2010 - reduced to $0.45 for 2009 Small producers tax credit - worth $1.5M - thru 2010 US Ethanol Demand - Renewable Fuels Standard 0 5 10 15 20 25 30 35 40 Year 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Years Billions of Gallons Advanced Renewable 2/13/2009 5 Made in Minnesota, USA

Renewable Fuels Obama administration policy still forming Energy security issues are still a top priority Environmental concerns with fossil fuels continue to escalate 2/13/2009 6 Made in Minnesota, USA

Ethanol US Ethanol Industry 193 - 202 plants Nameplate capacity of 12.4 billion gallons per year (bgy) 35 plants with 2.26 bgy capacity are idle NOT including “Hot Idles” and “slowdowns” Valero bid for 5 VeraSun plants Two comprehensive studies show ethanol reduces greenhouse gas emissions M. Wang et.al, Argonne National Labs, published May, 2007 University of Nebraska, published in the Journal of Industrial Ecology, 2008 Minnesota is an ethanol industry leader 2/13/2009 7 Made in Minnesota, USA

  Ethanol Industry Idle Capacity Owner  Location  Capacity (mgy) Xethanol Blairstown, IA  5 VeraSun  12 Plants  1155 Standard Ethanol  Cambridge, NE  45 Pacific  Madera, CA  35 Northeast Biofuels  Volney, NY  100 N Country Eth  Rosholt, SD  20 Midwest Ren En  Sutherland, NE  25 MGP Ingredients  Pekin, IL  80 Husker Ag  Plainsview, NE  65 Greater Ohio Eth  Lima, OH  50 Gateway  Pratt, KS  55 FUEL  Camilla, GA  100 Plainview BioEnergy  Plainview, TX  100 Pacific  Stockton, CA  50 East Kansas Agri  Garnett, KS  35 E3  Mead, NE  25 DENCO  Morris, MN  24 Calgren  Pixley, CA  50 Altra  3 Plants  175 Alchem  Grafton, ND  10 Abengoa  Portales, NM  30 Abengoa  Colwich, KS  25  35 Plants   2259 2/13/2009 8 Made in Minnesota, USA

Ethanol Current market conditions were unforeseen There is NO “crystal ball or silver bullet” New on the horizon versus 3 years ago Worldwide economic recession Energy yield of corn-based ethanol continues to improve (up to 1.8 to 1.0), while lowering greenhouse gases United industry effort to increase us of higher blends Interest in cellulosic ethanol continues Challenge is C5 versus C6 carbon fermentation Possible first use as “biomass” substitute for natural gas Corn : Ethanol price relationship has changed 2/13/2009 9 Made in Minnesota, USA

Market Values – Ethanol & Corn May, 2007 Jan, 2009 Corn : Ethanol price spread at the time of key decisions. May, 2007 Corn : Ethanol price spread at plant start-up. March, 2008 Corn at $3.65 - $4.00 Ethanol at $1.90 2/13/2009 10 Made in Minnesota, USA

Ethanol - New Technologies New energy sources - displacing natural gas / fossil fuels Fluidized bed bio-mass / garbage Gasification wood chips / corn stover Anaerobic digestion Additional Value Add Corn oil extraction Fractionation Increased throughput Alternative feed-stocks Cellulosic requires some front-end modification 2/13/2009 11 Made in Minnesota, USA

Summary Renewable Fuels Help our economy and our security Reduce our trade deficit and increase our GDP Our society is going “green” - renewable fuels are a part Finite amount of cheap petroleum Economy is built on the combustion engine Ethanol Industry Current conditions were unforeseen Higher blends a high priority The RFS supports our future 2/13/2009 12 Made in Minnesota, USA

Informational Meeting Agenda 2008 CEO Report - Anthony Hicks Industry Update - Jerry Larson Next Steps Otter Tail’s Needs - Anthony Strategic Options - Kent Voluntary Capital Call Q&A and Discussion 2/13/2009 13 Made in Minnesota, USA

Otter Tail Ag enterprises, LLC Informational Meeting Next Steps Anthony Hicks Jerry Larson Kent Mattson Paul Huebner, MCA

Next Steps Agenda Otter Tail’s Situation Strategic Options Voluntary Capital Call

Otter Tail’s Situation Financial outlook based on current conditions and assumptions Otter Tail Ag Enterprises 2009 Income Projection Oct-Dec 08 Jan-Mar 09 Apr-June 09 July-Sept 09 1st Quarter 2nd Quarter 3rd Quarter 4th Quarter Price/gallon Ethanol 1.59 $ 1.44 $ 1.56 $ 1.56 $ Price/bu Corn 4.38 $ 3.83 $ 4.02 $ 4.12 $ Total Sales Revenue 25,531,288 $ 23,609,004 $ 26,115,822 $ 26,224,722 $ Total COGS 27,882,313 $ 28,410,262 $ 29,176,504 $ 29,979,116 $ Net Income (Loss) (2,351,025) $ (4,801,258) $ (3,060,682) $ (3,754,394) $ Income Projection FY09 (13,967,359) $

Otter Tail’s Situation Financial outlook based on current conditions and assumptions Income Projection FY09 (13,967,359) $ Depreciation 7,510,260 $ Cash-flow (6,457,099) $ Interest (5,137,450) $ Principal (2,193,620) $ Cashflow without debt service 873,971 $ 2009 Income Projection

OTTERTAIL AG ENTERPRISES, LLC 54.5 MILLION GALLON ETHANOL PLANT BREAK EVEN MATRIX NET INCOME (THOUSANDS) - YEAR 1 ETHANOL NET BACK PRICE * ETHANOL 1.400 $ 1.450 $ 1.600 $ 1.800 $ 2.000 $ 2.200 $ 2.400 $ CORN PRICE $6.000 (50,237.4) (47,512.4) (39,337.4) (28,437.4) (17,537.4) (6,637.4) 4,262.6 $5.800 (47,239.0) (44,514.0) (36,339.0) (25,439.0) (14,539.0) (3,639.0) 7,261.0 $5.600 (44,240.5) (41,515.5) (33,340.5) (22,440.5) (11,540.5) (640.5) 10,259.5 $5.400 (41,242.1) (38,517.1) (30,342.1) (19,442.1) (8,542.1) 2,357.9 13,257.9 $5.200 (38,243.7) (35,518.7) (27,343.7) (16,443.7) (5,543.7) 5,356.3 16,256.3 $5.000 (35,245.2) (32,520.2) (24,345.2) (13,445.2) (2,545.2) 8,354.8 19,254.8 $4.800 (32,246.8) (29,521.8) (21,346.8) (10,446.8) 453.2 11,353.2 22,253.2 $4.600 (29,248.4) (26,523.4) (18,348.4) (7,448.4) 3,451.6 14,351.6 25,251.6 $4.400 (26,249.9) (23,524.9) (15,349.9) (4,449.9) 6,450.1 17,350.1 28,250.1 $4.200 (23,251.5) (20,526.5) (12,351.5) (1,451.5) 9,448.5 20,348.5 31,248.5 $4.000 (20,253.1) (17,528.1) (9,353.1) 1,546.9 12,446.9 23,346.9 34,246.9 $3.940 (19,353.5) (16,628.5) (8,453.5) 2,446.5 13,346.5 24,246.5 35,146.5 $3.800 (17,254.6) (14,529.6) (6,354.6) 4,545.4 15,445.4 26,345.4 37,245.4 $3.600 (14,256.2) (11,531.2) (3,356.2) 7,543.8 18,443.8 29,343.8 40,243.8 $3.400 (11,257.8) (8,532.8) (357.8) 10,542.2 21,442.2 32,342.2 43,242.2 $3.200 (8,259.3) (5,534.3) 2,640.7 13,540.7 24,440.7 35,340.7 46,240.7 $3.000 (5,260.9) (2,535.9) 5,639.1 16,539.1 27,439.1 38,339.1 49,239.1 * ETHANOL NET BACK PRICE: THE SALES PRICE OF ETHANOL LESS FREIGHT AND MARKETING EXPENSES

OTTERTAIL AG ENTERPRISES, LLC 54.5 MILLION GALLON ETHANOL PLANT BREAK EVEN MATRIX RETURN PER GALLON - YEAR 1 ETHANOL NET BACK PRICE * ETHANOL 1.400 $ 1.450 $ 1.600 $ 1.800 $ 2.000 $ 2.200 $ 2.400 $ CORN PRICE $6.000 (0.9218) $ (0.8718) $ (0.7218) $ (0.5218) $ (0.3218) $ (0.1218) $ 0.0782 $ $5.800 (0.8668) $ (0.8168) $ (0.6668) $ (0.4668) $ (0.2668) $ (0.0668) $ 0.1332 $ $5.600 (0.8118) $ (0.7618) $ (0.6118) $ (0.4118) $ (0.2118) $ (0.0118) $ 0.1882 $ $5.400 (0.7567) $ (0.7067) $ (0.5567) $ (0.3567) $ (0.1567) $ 0.0433 $ 0.2433 $ $5.200 (0.7017) $ (0.6517) $ (0.5017) $ (0.3017) $ (0.1017) $ 0.0983 $ 0.2983 $ $5.000 (0.6467) $ (0.5967) $ (0.4467) $ (0.2467) $ (0.0467) $ 0.1533 $ 0.3533 $ $4.800 (0.5917) $ (0.5417) $ (0.3917) $ (0.1917) $ 0.0083 $ 0.2083 $ 0.4083 $ $4.600 (0.5367) $ (0.4867) $ (0.3367) $ (0.1367) $ 0.0633 $ 0.2633 $ 0.4633 $ $4.400 (0.4817) $ (0.4317) $ (0.2817) $ (0.0817) $ 0.1183 $ 0.3183 $ 0.5183 $ $4.200 (0.4266) $ (0.3766) $ (0.2266) $ (0.0266) $ 0.1734 $ 0.3734 $ 0.5734 $ $4.000 (0.3716) $ (0.3216) $ (0.1716) $ 0.0284 $ 0.2284 $ 0.4284 $ 0.6284 $ $3.940 (0.3551) $ (0.3051) $ (0.1551) $ 0.0449 $ 0.2449 $ 0.4449 $ 0.6449 $ $3.800 (0.3166) $ (0.2666) $ (0.1166) $ 0.0834 $ 0.2834 $ 0.4834 $ 0.6834 $ $3.600 (0.2616) $ (0.2116) $ (0.0616) $ 0.1384 $ 0.3384 $ 0.5384 $ 0.7384 $ $3.400 (0.2066) $ (0.1566) $ (0.0066) $ 0.1934 $ 0.3934 $ 0.5934 $ 0.7934 $ $3.200 (0.1515) $ (0.1015) $ 0.0485 $ 0.2485 $ 0.4485 $ 0.6485 $ 0.8485 $ $3.000 (0.0965) $ (0.0465) $ 0.1035 $ 0.3035 $ 0.5035 $ 0.7035 $ 0.9035 $ * ETHANOL NET BACK PRICE IS THE SALES PRICE OF ETHANOL LESS FREIGHT AND MARKETING EXPENSES

Otter Tail’s Situation Shutdown means no income to cover continuing expenses Corn contracts to be met Plant maintenance - winter shutdown very expensive Operating plant is more valuable - see Valero bid for VeraSun plants Consistent with mission of adding value

Otter Tail’s Situation Challenges of start up are behind us A number of options considered Goal is as stated in our mission We’re all in this together The board has taken the lead, but now we need all of you to weigh in and help make a decision

Strategic Options - Kent Voluntary capital call Current owners New owners Financing Bankruptcy - Chapter 11 option

The Voluntary Capital See offering memorandum 4 to 1 incentive versus original unit price Money into escrow 14 day “stamped received” or hand delivered exclusive period for current members Regional information meetings

Q&A and Discussion Discussion Member feedback Regional information meetings

Member Feedback How likely are you to invest at least $10,000 of additional money in the Otter Tail Ag Enterprises capital call? I will invest highly likely likely unlikely highly unlikely I will not invest

Member Feedback Would you invest at least $10,000 of additional money in Otter Tail Ag Enterprises, if a viable debt restructuring plan were developed? Yes No Not Sure

Regional Information Meetings Morris, MN Tuesday, February 17th, 7:00 PM at the Prairie Inn Alexandria, MN Wednesday, February 18th, 7:00 PM at the Holiday Inn Fergus Falls, MN Thursday, February 19th, 7:00PM at the AmericInn

2/13/2009 15 Informational Meeting Adjourned Thank you for attending!